Scudder
Managed
Municipal
Bonds

Annual Report
December 31, 1997

Pure No-Load(TM) Funds


A fund that seeks to provide income exempt from regular federal income tax primarily through investments in high-grade, long-term municipal securities.


A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.


SCUDDER                    (logo)

                         Scudder Managed Municipal Bonds

--------------------------------------------------------------------------------
Date of Inception: 10/14/76  Total Net Assets as of        Ticker Symbol:  SCMBX
                             12/31/97: $728 million
--------------------------------------------------------------------------------

o Scudder Managed Municipal Bonds' 30-day net annualized SEC yield was 4.28% as of December 31, 1997. For investors in the two highest federal tax brackets of 36% and 39.6%, the Fund's yield was equivalent to a fully taxable 6.69% and 7.09%, respectively.


o The Fund received four stars from Morningstar, reflecting an "above-average" rating for risk-adjusted performance through December 31, 1997.*


o For three-, five-, and ten-year periods, the Fund's total returns place it in the top third of performance among similar municipal bond funds as tracked by Lipper Analytical Services. Please see page 6 for additional Lipper performance information.


                                Table of Contents

   3  Letter from the Fund's President    24  Notes to Financial Statements
   4  Performance Update                  27  Report of Independent Accountants
   5  Portfolio Summary                   28  Tax Information
   6  Portfolio Management Discussion     29  Shareholder Meeting Results
   9  Glossary of Investment Terms        32  Officers and Trustees
  10  Investment Portfolio                33  Investment Products and Services
  20  Financial Statements                34  Scudder Solutions
  23  Financial Highlights


* For your information, these ratings are subject to change every month and are calculated from the Fund's five-year average annual return in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below T-bill returns. The Fund received four stars for three- and five-year performance, and three stars for ten-year performance, and was rated among 1494, 720, and 337 municipal funds for the respective periods. Of the funds rated, 10% received five stars, and 22.5% received four stars. Past performance is no guarantee of future returns.

                      2 - Scudder Managed Municipal Bonds

                        Letter from the Fund's President

Dear Shareholders,

     We are pleased to report to you on Scudder Managed Municipal Bonds' performance over its most recent 12-month reporting period ended December 31, 1997. In addition to the Fund's four-star Morningstar rating as of December 31 (see page 2), the Fund placed in the top third of similar tax-free funds tracked by Lipper for total return performance over three-, five-, and ten-year periods. The Fund also posted a 4.28% 30-day net annualized SEC yield as of December 31, which is equivalent to a taxable yield of 7.09% for investors in the top federal tax bracket. Though municipal bond yields are currently lower than in recent years, the difference or "spread" between bond yields and inflation during the Fund's most recent fiscal year was larger than it has been since December 1994. Regardless of the overall level of interest rates, this spread represents what bond investors really earn. Please see the discussion beginning on page 6 for more information.

     For those of you who are interested in new Scudder products, we recently introduced a new industry sector fund, Scudder Financial Services Fund. One of Scudder's Choice Series sector funds, the Fund seeks long-term growth by investing in financial services companies in the U.S. and abroad. In addition, two other Choice Series funds will be launched on March 2: Scudder Health Care Fund, seeking long-term growth from health care companies located around the world, and Scudder Technology Fund, pursuing long-term growth by investing in companies that develop, produce, or distribute technology.

     As you may know, the Fund's investment adviser has changed its name to Scudder Kemper Investments, Inc. from Scudder, Stevens & Clark, Inc., reflecting the acquisition of a majority interest in Scudder by Zurich Insurance Company, and the combining of Scudder's business with that of Zurich Kemper Investments, Inc. We think these changes are positive and should broaden our resources in managing the Fund.

     If you have any questions regarding Scudder Managed Municipal Bonds or any other Scudder fund, please call Investor Relations at 1-800-225-2470. Or visit Scudder's Web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Managed Municipal Bonds


                      3 - Scudder Managed Municipal Bonds

PERFORMANCE UPDATE as of December 31, 1997
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------
                            Total Return
Period          Growth     --------------
Ended             of                Average
12/31/97        $10,000   Cumulative  Annual
--------------------------------------------
SCUDDER MANAGED MUNICIPAL BONDS
--------------------------------------------
1 Year         $ 10,929       9.29%    9.29%
5 Year         $ 14,193      41.93%    7.25%
10 Year        $ 23,137     131.37%    8.75%

--------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX
--------------------------------------------
1 Year         $ 10,921       9.21%    9.21%
5 Year         $ 14,263      42.63%    7.36%
10 Year        $ 22,791     127.91%    8.58%
--------------------------------------------

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended December 31

SCUDDER MANAGED MUNICIPAL BONDS
Year            Amount
----------------------
'87            $10,000
'88            $11,227
'89            $12,483
'90            $13,329
'91            $14,958
'92            $16,302
'93            $18,473
'94            $17,357
'95            $20,328
'96            $21,170
'97            $23,137

LEHMAN BROTHERS MUNICIPAL
BOND INDEX
Year            Amount
----------------------
'87            $10,000
'88            $11,014
'89            $12,203
'90            $13,093
'91            $14,683
'92            $15,979
'93            $17,941
'94            $17,013
'95            $19,984
'96            $20,869
'97            $22,791

Lehman Brothers Municipal Bond Index is an unmanaged market value weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.
-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods Ended December 31


                     1988    1989    1990    1991    1992    1993    1994    1995    1996    1997
                   -----------------------------------------------------------------------------------------
NET ASSET VALUE...   $8.60   $8.54   $8.45   $8.80   $8.72   $9.09   $8.07   $8.94   $8.84   $9.13
INCOME DIVIDENDS..   $ .60   $ .59   $ .55   $ .53   $ .51   $ .47   $ .46   $ .48   $ .45     .46
CAPITAL GAINS
DISTRIBUTIONS.....   $ .02   $ .39   $ .09   $ .12   $ .33   $ .29   $ .02   $ --    $ --    $ .05
FUND TOTAL
RETURN (%)........   12.27   11.19    6.77   12.23    8.98   13.32   -6.04   17.12    4.15    9.29
INDEX TOTAL
RETURN (%)........   10.16   10.79    7.29   12.14    8.82   12.28   -5.17   17.46    4.43    9.21

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

                       4 - Scudder Managed Municipal Bonds

PORTFOLIO SUMMARY as of December 31, 1997
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------
Electric Utility Revenue                 23%
Core Cities/Lease                        13%
Hospital/Health                           9%
Water/Sewer Revenue                       8%
State General Obligation                  6%
Toll Revenue/Transportation               6%
Higher Education                          5%
Other General Obligation/Lease            5%
Housing Finance Authority                 5%
Miscellaneous Municipal                  20%
--------------------------------------------
                                        100%
--------------------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

As of December 31, the Fund
held securities issued in 27
states plus the District of
Columbia.

--------------------------------------------------------------------------
QUALITY
--------------------------------------------------------------------------
AAA                                      60%
AA                                        9%
A                                        12%
BBB                                      17%
Not Rated                                 2%
--------------------------------------------
                                        100%
--------------------------------------------
Weighted average quality: AA

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Overall credit quality remains
high, with 65% of Fund assets
rated AAA, AA.
--------------------------------------------------------------------------
EFFECTIVE MATURITY
--------------------------------------------------------------------------
Less than 1 year                          3%
1 - 5                                    11%
5 - 10                                   41%
10 - 20                                  37%
Greater than 20 years                     8%
--------------------------------------------
                                        100%
--------------------------------------------
Weighted average effective maturity: 9.7 years

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund maintained an average
effective maturity comparable
to its competitive universe
throughout the year.

For more complete details about the Fund's investment portfolio, see page 10.


                      5 - Scudder Managed Municipal Bonds

                         Portfolio Management Discussion

Dear Shareholders,

Reflecting investors' confidence in the bond market and the U.S. economy, municipal bonds performed well during 1997 and helped Scudder Managed Municipal Bonds post a solid 9.29% total return during its most recent fiscal year ended December 31. In addition, the Fund provided a 30-day net annualized SEC yield of 4.28% as of December 31, equivalent to fully taxable yields of 6.69% and 7.09%, respectively, for investors in the 36% and 39.6% tax brackets.

The Fund's 9.29% total return was based on a $0.29 increase in net asset value per share to $9.13, plus income distributions of $0.46, short-term gains of $0.005, and long-term gains of $0.045. The Fund's return outpaced the 9.11% average of 235 similar funds as tracked by Lipper Analytical Services, Inc. As shown in the accompanying chart, the Fund's average annual total returns also place it in the top third of its peer group for three-, five-, and ten-year periods. Please turn to the Performance Update on page for more information on the Fund's long-term progress, including comparisons with the unmanaged Lehman Brothers Municipal Bond Index.

                        Bonds Benefit as Inflation Fades

The year 1997 was rewarding for most bond investors as the market's focus gradually shifted from the possibility of an overheating U.S. economy and increases in inflation to the Asian currency crisis and speculation about deflation. As Asian currencies such as the Korean won and the Thai baht surrendered approximately half of their value versus the U.S. dollar from July to December, expectations grew that lower-cost Asian imports and reduced profit expectations for global U.S.-based companies would keep the domestic economy and inflation under control for some time to come, despite nearly full employment.


 Competitive Total Return
 (Average annual total returns for periods ended
 December 31, 1997)
 -------------------------------------------------------------
             Scudder
             Managed                        Number
            Municipal                         of
             Bonds    Lipper                Funds   Percentile
 Period      return   return     Rank      tracked   Ranking
 -------------------------------------------------------------

 1 year       9.29%    9.11%       93   of   235      Top 40%

 3 years     10.06%    9.65%       61   of   190      Top 32%

 5 years      7.25%    6.84%       27   of   111      Top 24%

 10 years     8.75%    8.24%       14   of    72      Top 19%

Past performance does not guarantee future results.


Yield declines and price gains in the municipal bond sector reflected this favorable environment. Despite an increase in new issue volume compared with 1996, municipal bonds posted price gains across the maturity spectrum. For example, yields of 10-year municipal bonds declined approximately one half of a percentage point, and their prices rose 4% during the period.

It's important to note that in the current environment of lower municipal yields and much lower inflation, "real" interest rates -- interest rates minus

                       6 - Scudder Managed Muncipal Bonds

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:

Municipal Yields Compared with Inflation
December 31, 1994 - December 31, 1997

LINE CHART DATA:
---------------------------------------------------------------------------
                                 CPI                10-year municipal bonds
---------------------------------------------------------------------------
   12/94                        2.80%                        5.80%
                                3.05                         5.30
                                2.76                         5.05
                                2.81                         4.90
   1/96                         2.73                         4.65
                                2.90                         5.00
                                2.95                         5.15
                                2.99                         5.00
   1/97                         3.04                         4.85
                                2.50                         5.10
                                2.23                         4.75
                                2.08                         4.50
  12/97                         1.84                         4.60


Chart indicates a 2.76% Spread between the 10-year municipal bonds at 4.60% 12/97) and the CPI at 1.84% (12/97)

Municipal yields represented by 10-year, AAA-rated municipal bonds.

Inflation represented by CPI (Consumer Price Index).

Sources:  Salomon Brothers; Datastream


increases in the CPI, a recognized barometer of inflation -- have rarely been higher. Real interest rates depict the level of income bondholders actually earn, taking into account the erosion in value of their principal from inflation. The above chart illustrates the gap between municipal bond yield levels and inflation since December 1994.


                                   High Grade,
                              Longer-Maturity Bonds

Our fundamental focus during the Fund's most recent fiscal year remained the same: to purchase bonds with call protection, ensuring that a significant portion of the Fund's bonds are not retired before maturity. (Generally, as rates fall, a bond is called in by its issuer so that it can be refinanced at a lower prevailing rate.) Our emphasis on call protection provides a more reliable income stream than would exist if the Fund's portfolio held a significant proportion of bonds that could be called in before their stated maturities. In addition, the Fund maintained an average effective maturity comparable to its competitive universe throughout the year: As of December 31, 1997, Scudder Managed Municipal Bonds' average effective maturity was 9.7 years.

Overall, we continue to purchase high-grade, longer-maturity municipal bonds to pursue our primary investment goal: to achieve investment results superior to an unmanaged portfolio of municipal bonds. On December 31, bonds with effective maturities between 10 and 20 years represented 37% of the Fund's portfolio. Bonds in this maturity range offer attractive value -- they provide nearly as much yield as bonds with the longest (30-year) maturities, but with measurably less price volatility.

Diversification remains an important strategy for the Fund, allowing the spread of risk over a large number of sectors, maturities, and geographic areas. As of December 31, 1997, the Fund held securities issued in 27 states plus the District of Columbia. Lastly, the Fund's overall credit quality remains high, with over 65% of Fund assets rated AAA or AA, or of equivalent quality. Securities are rated by Standard & Poor's, Moody's Investor Service, Fitch Investors Service, or, if unrated, assigned a rating by Scudder. The Portfolio Summary on page 5 provides more information about the Fund's holdings, including quality, maturity, and sector diversification.

                       7 - Scudder Managed Muncipal Bonds

                          Inflation Expectation is Low

Amid the gloom (and economic pain for the people of Asia) of the Asian currency crisis is a ray of sunshine -- the relaxing of inflation worries in the U.S. bond market. Though no one can predict exactly how long it will last, we expect this slow-growth, low-inflation environment to continue and to benefit municipal bonds over the coming months. With this in mind, we will continue to purchase longer-maturity noncallable municipal bonds and look to add higher-yielding bonds when opportunities and attractive values present themselves. At the same time, we will attempt to limit the amount of taxable capital gains generated through turnover in the Fund's portfolio, carefully weighing each trade. As always, rather than attempting to predict short-term market movements, we will search for value as we seek high tax-free income and attractive total returns for our investors.

Sincerely,

Your Portfolio Management Team

/s/Donald C. Carleton       /s/Philip G. Condon

Donald C. Carleton          Philip G. Condon


                                     Scudder
                            Managed Municipal Bonds:
                          A Team Approach to Investing

  Scudder Managed Municipal Bonds is managed by a team of Scudder Kemper Investments, Inc. (SKI) professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by a large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging SKI's extensive resources.

  Lead Portfolio Manager Donald C. Carleton has had responsibility for the Scudder Managed Municipal Bonds' day-to-day operations since 1986 and joined SKI in 1983. Don, who has more than 25 years of experience in the investment industry, also serves as Lead Portfolio Manager for Scudder Medium Tax Free Fund and other SKI funds. Philip G. Condon, Portfolio Manager, became a member of the team in 1988 and has worked at SKI since 1983. Phil, who has more than 16 years of experience in municipal investing, also is Lead Portfolio Manager of Scudder High Yield Tax Free Fund and Scudder Massachusetts Tax Free Fund, as well as other SKI tax free funds.

                       8 - Scudder Managed Muncipal Bonds

                          Glossary of Investment Terms

 BOND An interest-bearing security issued by the federal, state, or local government or a corporation that obligates the issuer to pay the bondholder a specified amount of interest for a stated period -- usually a number of years -- and to repay the face amount of the bond at its maturity date.

 GENERAL OBLIGATION BOND          A municipal bond backed by the "full faith
                                  and credit" (including the taxing and further borrowing power) of the city, state, or agency that issues the bond. A general obligation bond is repaid with the issuer's general revenue and borrowings.

 INFLATION                        An overall increase in the prices of goods
                                  and services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace
                                  -- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.

 MUNICIPAL BOND                   An interest-bearing debt security issued by a
                                  state or local government entity.

 NET ASSET VALUE (NAV)            The price per share of a mutual fund based on
                                  the sum of the market value of all the
                                  securities owned by the fund divided by the number of outstanding shares.

 TAXABLE EQUIVALENT YIELD         The level of yield a fully taxable instrument
                                  would have to provide to equal that of a tax-free municipal bond on an after-tax basis.

 30-DAY SEC YIELD                 The standard yield reference for bond funds,
                                  based on a formula prescribed by the SEC.
                                  This annualized yield calculation reflects the 30-day average of the income earnings of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

 TOTAL RETURN                     The most common yardstick to measure the
                                  performance of a fund. Total return --
                                  annualized or compound -- is based on a
                                  combination of share price changes plus
                                  income and capital gain distributions, if any, expressed as a percentage gain or loss in value.


(Sources: SKI; Barron's Dictionary of Finance and Investment Terms)

                       9 - Scudder Managed Muncipal Bonds

                  Investment Portfolio as of December 31, 1997

                                                                                                    Credit
                                                                                   Principal       Rating(c)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Short-Term Municipal Investments 0.8%
------------------------------------------------------------------------------------------------------------------------------
Arizona
Arizona Educational Loan Marketing Corporation, Educational Loan Revenue
  35 Day Auction Series 1997A, 4.15%, 12/1/02 ..................................  2,000,000          AA              2,000,000

Kansas
Burlington, KS, Environmental Improvement Revenue, Kansas City Power & Light,
  Periodic Auction Reset, 4.15%, 12/1/23* ......................................  1,000,000          A               1,000,000

Massachusetts
Massachusetts Industrial Finance Agency, Merritt Care, Daily Demand Note, 5%,
  4/1/09* ......................................................................    200,000          MIG1              200,000

Ohio
Cuyahoga County, OH, Health & Education, University Hospital of Cleveland,
  Daily Demand Note, 5.2%, 1/1/16* .............................................  1,000,000          MIG1            1,000,000

Texas
Harris County, TX, Health Facilities Authority, Saint Lukes, Daily Demand Note,
  5%, 2/15/27* .................................................................    900,000          A1+               900,000
North Central, TX, Health Facilities Development Corp., Methodist Hospital of
  Dallas, Daily Demand Note, Series C, 5%, 12/1/15* ............................    700,000          MIG1              700,000
------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Municipal Investments (Cost $5,800,000)                                                             5,800,000
------------------------------------------------------------------------------------------------------------------------------

Long-Term Municipal Investments 99.2%
------------------------------------------------------------------------------------------------------------------------------

Alaska
North Slope Borough, AK, General Obligation:
  Series B, Zero Coupon, 1/1/03 (d) (g) ........................................  8,000,000          AAA             6,394,720
  Capital Appreciation:
   Series A, Zero Coupon, 6/30/06 (d) ..........................................  7,000,000          AAA             4,732,000
   Series B, Zero Coupon, 6/30/04 (d) .......................................... 15,000,000          AAA            11,175,300
   Series B, Zero Coupon, 6/30/05 (d) .......................................... 18,200,000          AAA            12,883,234

Arizona
Maricopa County, AZ, School District #28, Kyrene Elementary School,
  Series B, Zero Coupon, 1/1/06 ................................................  4,905,000          AAA             3,419,717

California
California General Obligation:
  6.25%, 10/1/07 (d) ...........................................................  4,000,000          AAA             4,605,240
  6.25%, 4/1/08 (d) ............................................................  5,000,000          AAA             5,771,800
  6.6%, 2/1/09 (d) ............................................................. 15,600,000          AAA            18,478,668

    The accompanying notes are an integral part of the financial statements.


                       10 - Scudder Managed Muncipal Bonds

                                                                                                    Credit
                                                                                   Principal       Rating(c)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
California Housing Finance Agency, Multi-Unit Rental Housing Revenue, Series A,
  7.7%, 8/1/10 .................................................................  1,000,000          A               1,106,170
California Pollution Control Financing Authority, Solid Waste Disposal Revenue,
  Canadian Fibre of Riverside PJ, Series 1997A, 9%, 7/1/19 ..................... 12,000,000          NR             12,669,480
California Statewide Community Development Authority, Certificate of
  Participation, Lutheran Homes, 5.5%, 11/15/08 ................................  2,250,000          A               2,403,720
Foothill Eastern Transportation Corridor Agency, CA, Toll Road Revenue,
  Senior Lien, Series A:
   Step-up Coupon, 0% to 1/1/05, 7.05% to 1/1/09 ...............................  5,000,000          BBB             3,704,200
   Step-up Coupon, 0% to 1/1/05, 7.1% to 1/1/11 ................................  4,000,000          BBB             3,011,360
   Step-up Coupon, 0% to 1/1/05, 7.1% to 1/1/12 ................................  4,000,000          BBB             3,018,120
   Step-up Coupon, 0% to 1/1/05, 7.15% to 1/1/14 ...............................  6,250,000          BBB             4,725,125
   Zero Coupon, 0% to 1/1/15 ................................................... 11,000,000          BBB             4,395,050
Los Angeles County, CA, Certificate of Participation, Disney Parking Project,
  Zero Coupon:
   9/1/07 ......................................................................  4,030,000          A               2,432,790
   9/1/09 ......................................................................  5,425,000          A               2,916,860
Roseville, CA, Unified High School District, General Obligation:
   Series B, Zero Coupon, 8/1/10 (d) ...........................................  1,830,000          AAA               995,172
   Series B, Zero Coupon, 8/1/15 (d) ...........................................  1,000,000          AAA               406,890
San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road Revenue,
  Capital Appreciation, Refunding, Series 1997A, Zero Coupon, 1/15/12 ..........  2,000,000          AAA               993,020
San Joaquin, CA, Certificate of Participation, County Public Facilities
  Project, 5.5%, 11/15/13 (d) ..................................................  3,895,000          AAA             4,190,747

Colorado
Castle Rock Ranch Colorado Public Improvements Authority Public Facilities
  Revenue, 6.25%, 12/1/17 ......................................................  4,820,000          AA              5,514,514
Colorado Housing Finance Authority Revenue:
  Series A, 8.25%, 10/1/10 (b) .................................................  1,940,000          AA              2,184,886
  Series A, 8.25%, 10/1/11 .....................................................  1,680,000          AA              1,885,313
  Series A, 8.25%, 10/1/12 .....................................................  1,945,000          AA              2,174,063
  Series A, Multi-Family Mortgage:
   8.1%, 10/1/05 ...............................................................  2,030,000          AA              2,306,527
   8.15%, 10/1/06 ..............................................................  2,145,000          AA              2,436,784
   8.15%, 10/1/07 ..............................................................  2,320,000          AA              2,630,346
   8.2%, 10/1/08 ...............................................................  2,510,000          AA              2,845,311
   8.2%, 10/1/09 ...............................................................  2,725,000          AA              3,076,770

    The accompanying notes are an integral part of the financial statements.


                       11 - Scudder Managed Muncipal Bonds

                                                                                                    Credit
                                                                                   Principal       Rating(c)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Denver, CO, Urban Renewal Authority Tax Incremental Revenue, 7.5%, 9/1/04 ......  1,000,000          SS&C            1,069,090

District Of Columbia
District of Columbia, Certificate of Participation:
  7.3%, 1/1/13 .................................................................  1,000,000          BB              1,096,690
  Series 1993, 6.875%, 1/1/03 ..................................................  2,155,000          BB              2,259,065
District of Columbia, General Obligation:
  Series A, 5.875%, 6/1/05 (d) .................................................  3,300,000          AAA             3,590,235
  Series B, Zero Coupon, 6/1/03 (d) ............................................  2,000,000          AAA             1,573,280
  Series B3, 5.3%, 6/1/05 (d) ..................................................  1,350,000          AAA             1,420,200
  Series B3, 5.5%, 6/1/07 (d) ..................................................  1,000,000          AAA             1,070,170
  Series B3, 5.5%, 6/1/08 (d) ..................................................  3,225,000          AAA             3,460,748
District of Columbia, Georgetown University, Series A, 7.25%, 4/1/11 ...........  2,965,000          A               3,045,263

Georgia
Burke County, GA, Development Authority, Pollution Control Revenue, Ogelthorpe
  Power Corp., Vogtle Project, 7.7%, 1/1/06 (d) ................................  5,000,000          AAA             5,898,738
Georgia Municipal Electricity Authority Power Revenue, 6.5%, 1/1/12 (d) ........  3,500,000          AAA             4,093,670
Monroe County, GA, Development Authority, Pollution Control Revenue, Ogelthorpe
  Power Corporation, Scherer Project, 6.7%, 1/1/09 .............................  3,255,000          A               3,787,876
Municipal Electric Authority of Georgia, Power Revenue,
  Series V, 6.5%, 1/1/12 (d) ...................................................  5,000,000          AAA             5,848,100

Illinois
Central Lake County, IL, Joint Action Water Agency, Refunding Revenue, Zero
  Coupon, 5/1/04 (d) ...........................................................  2,445,000          AAA             1,841,061
Chicago, IL, Motor Fuel Tax Revenue, 5.375%, 1/1/14 (d) ........................  5,000,000          AAA             5,267,000
Chicago, IL, General Obligation:
  Emergency Telephone System, 5.6%, 1/1/09 (d) .................................  7,200,000          AAA             7,796,736
  Series 1996-A-2, 6.25%, 1/1/14 (d) ...........................................  3,750,000          AAA             4,288,950
Chicago, IL, General Obligation Lease, Board of Education, Series A, 6.25%,
  1/1/15 (d) ...................................................................  2,725,000          AAA             3,118,790
Chicago, IL, Public Building Commission:
  Building Revenue, Series A, 5.25%, 12/1/08 (d) ...............................  2,655,000          AAA             2,828,000
  Capital Appreciation, ETM, Series 1990A, Zero Coupon, 1/1/08 (d)** ...........  4,000,000          AAA             2,508,720
Chicago, IL, Wastewater Transmission Revenue, 5.375%, 1/1/13 (d) ...............  3,100,000          AAA             3,285,628
Cook County, IL, Community High School District #233, Homewood & Flossmor,
  Series 1993B, Zero Coupon, 12/1/11 (d) .......................................  1,690,000          AAA               847,670
Du-Page, IL, Industrial Development Revenue, Weyerhaeuser Company Project,
  Series 1983, 8.65%, 11/1/08 ..................................................  3,600,000          NR              3,675,492
Hoffman Estates, IL, Tax Incremental Revenue, Zero Coupon, 5/15/06 .............  8,500,000          A               5,732,910


    The accompanying notes are an integral part of the financial statements.


                       12 - Scudder Managed Muncipal Bonds

                                                                                                    Credit
                                                                                   Principal       Rating(c)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Illinois Development Finance Authority Refunding Revenue Commonwealth Edison,
  Series 1994, 5.85%, 1/15/14 (d) ..............................................  5,000,000          AAA             5,524,500
Illinois Educational Facilities Authority, Loyola University,
  Zero Coupon, 7/1/05 (d) ......................................................  3,100,000          AAA             2,202,457
Illinois Health Facilities Authority:
  Delnor Community Hospital, 5.5%, 5/15/13 (d) .................................  1,500,000          AAA             1,544,745
  Memorial Medical Center-- Springfield, 5.25%, 10/1/09 (d) ....................  1,725,000          AAA             1,803,902
Illinois Health Facilities Authority Revenue, University of
  Chicago Hospital, Series A, 5.5%, 8/15/08 (d) ................................  2,500,000          AAA             2,637,225
Illinois State Sales Tax Revenue, Series P, 6.5%, 6/15/13 ......................  2,100,000          AAA             2,468,676
Northern Illinois University, Board of Regents:
  Series 1992, Zero Coupon, 4/1/05 (d) .........................................  1,865,000          AAA             1,340,208
  Series 1992, Zero Coupon, 10/1/05 (d) ........................................  1,865,000          AAA             1,310,013
  Series 1992, Zero Coupon, 4/1/06 (d) .........................................  1,865,000          AAA             1,275,343
  Series 1992, Zero Coupon, 10/1/06 (d) ........................................  1,865,000          AAA             1,246,305
  Series 1992, Zero Coupon, 4/1/07 (d) .........................................  1,865,000          AAA             1,212,437
  Series 1992, Zero Coupon, 10/1/07 (d) ........................................  1,865,000          AAA             1,184,555
Oak Lawn, IL, Water and Sewer Revenue:
  Series A, Zero Coupon, 10/1/03 (d) ...........................................  1,295,000          AAA             1,003,755
  Series A, Zero Coupon, 10/1/04 (d) ...........................................  1,295,000          AAA               957,096
  Series A, Zero Coupon, 10/1/05 (d) ...........................................  1,295,000          AAA               909,634
  Series A, Zero Coupon, 10/1/06 (d) ...........................................  1,295,000          AAA               865,397
Rosemont, IL:
  Tax Increment, Zero Coupon, 12/1/04 (d) ......................................  6,000,000          AAA             4,401,420
  Tax Increment-3, Zero Coupon, Series C, 12/1/05 (d) ..........................  7,060,000          AAA             4,921,597
State University Retirement System, IL, Special Revenue, Zero Coupon,
  10/1/05 (d) ..................................................................  7,000,000          AAA             4,916,940
Will County, IL, School District #201-U, Crete Monee, Zero Coupon,
  12/15/06 (d) .................................................................  3,725,000          AAA             2,465,838
Winnebago County, IL, School District #122:
  6.55%, 6/1/09 (d) ............................................................  1,675,000          AAA             1,975,579
  6.55%, 6/1/10 (d) ............................................................  1,825,000          AAA             2,158,701

Indiana
Indiana Health Facilities Financing Authority, Hospital Revenue Community
  Hospitals Project, Tax Exempt Custodian Receipts Refund:
  Series 1990A:
   6%, 7/1/01 ..................................................................    205,000          AAA               217,236
   6%, 7/1/03 ..................................................................    230,000          AAA               248,853
   6%, 7/1/04 ..................................................................    240,000          AAA               261,576

    The accompanying notes are an integral part of the financial statements.


                       13 - Scudder Managed Muncipal Bonds

                                                                                                    Credit
                                                                                   Principal       Rating(c)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
   6%, 7/1/05 ..................................................................    255,000          AAA               279,972
   6%, 7/1/06 ..................................................................    270,000          AAA               298,345
   6%, 7/1/07 ..................................................................    285,000          AAA               316,473
   6%, 7/1/09 ..................................................................    165,000          AAA               183,889
   6%, 7/1/10 ..................................................................    175,000          AAA               194,919
   6%, 7/1/11 ..................................................................    185,000          AAA               205,507
   6%, 7/1/12 ..................................................................    190,000          AAA               210,885
   6%, 7/1/13 ..................................................................    200,000          AAA               222,082
   6%, 7/1/14 ..................................................................    215,000          AAA               238,450
   6%, 7/1/15 ..................................................................    225,000          AAA               249,365
   6%, 7/1/16 ..................................................................    235,000          AAA               260,434
   6%, 7/1/17 ..................................................................    250,000          AAA               277,593
   6%, 7/1/18 ..................................................................    265,000          AAA               294,391
  Series 1997A:
   6%, 7/1/02 ..................................................................    215,000          AAA               230,265
   6%, 7/1/08 ..................................................................    160,000          AAA               178,347
Indiana Municipal Power Agency, Power Supply System:
  Series B, 6%, 1/1/12 (d) .....................................................  1,750,000          AAA             1,964,200
  Series B, 5.5%, 1/1/16 (d) ...................................................  8,960,000          AAA             9,476,723
Indiana Transportation Finance Authority, Highway Revenue, Series A, 5.75%,
  6/1/12 (d) ...................................................................  5,000,000          AAA             5,495,400
Rockport, IN, Pollution Control Revenue, Series B, Refunding Bonds,
  7.6%, 3/1/16 .................................................................  4,500,000          BBB             4,919,445

Louisiana
Bastrop, LA, Industrial Development Board Pollution Control Revenue,
  International Paper Co. Project, 6.9%, 3/1/07 ................................ 10,250,000          A              11,319,895
New Orleans, LA, General Obligation, Zero Coupon, 9/1/05 (d) ...................  2,500,000          AAA             1,782,675

Maryland
Northeast Maryland Waste Disposal Authority, Southwest Resource Recovery System
  Revenue:
   6.9%, 1/1/00 ................................................................  1,595,000          AAA             1,683,698
   7.2%, 1/1/06 ................................................................  3,440,000          AAA             3,982,247
   7.2%, 1/1/07 ................................................................  3,390,000          AAA             3,924,366

Massachusetts
Massachusetts Bay Transportation Authority, General Transportation
  System, Series B, 6.2%, 3/1/16 ...............................................  2,500,000          A               2,861,650

    The accompanying notes are an integral part of the financial statements.


                       14 - Scudder Managed Muncipal Bonds

                                                                                                    Credit
                                                                                   Principal       Rating(c)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Massachusetts College Building Authority Project:
  Series A, 7.5%, 5/1/10 .......................................................  4,110,000          A               5,195,246
  Series A, 7.5%, 5/1/14 .......................................................  3,750,000          A               4,802,400
Massachusetts Health & Educational Facilities Authority, Massachusetts General
  Hospital Series F, 6.25%, 7/1/12 (d) .........................................  3,000,000          AAA             3,377,220
Massachusetts Water Resource Authority:
  General Revenue, Series C, 6%, 12/1/11 ....................................... 10,000,000          A              11,196,700
  Series A, 6.5%, 7/15/09 ......................................................  2,625,000          A               3,054,818
  Series A, 6.5%, 7/15/19 ...................................................... 13,445,000          A              16,006,273

Michigan
Michigan State Hospital Finance Authority, Hospital Revenue, Sinai Hospital,
  Series 1995, 6%, 1/1/08 ......................................................  3,000,000          A               3,214,320

Montana
Montana Board Housing Revenue, Capital Appreciation, Single-Family Revenue,
  Series A, Zero Coupon, 6/1/10 ................................................  6,150,000          AA              1,589,345

Nevada
Nevada State Housing Division, Single Family Mortgage Revenue, Series R, 5.95%,
  10/1/11 ......................................................................  6,325,000          AA              6,615,697

New Hampshire
New Hampshire Higher Educational & Health Facilities Authority Revenue, 6.2%,
  1/1/12 .......................................................................  1,085,000          BBB             1,152,585
New Hampshire State Housing Authority, Single Family Revenue, 5.9%,
  7/1/19 (f) ...................................................................  2,000,000          AA              2,112,020

New York
Metropolitan Transportation Authority of New York:
  Services Contract, 5.75%, 7/1/13 (d) .........................................  6,775,000          AAA             7,473,028
  Transit Facilities Revenue, 7%, 7/1/02 .......................................  1,595,000          BBB             1,756,653
New York, NY, 7%, 2/1/05 .......................................................  2,700,000          AAA             3,024,000
New York City, NY, General Obligation:
  Series 1995 B, 6.75%, 8/15/03 ................................................  3,000,000          A               3,325,530
  Series 1995 E, 6.6%, 8/1/04 ..................................................  7,500,000          A               8,325,375
  Series 1995 E, 6.5%, 2/15/05 .................................................  7,000,000          A               7,750,260
  Series 1996 G, 6.75%, 2/1/09 .................................................  8,000,000          A               9,201,920
  Series A, 6.375%, 8/1/04 .....................................................  5,000,000          A               5,415,000
  Series B, 6%, 8/15/04 ........................................................  3,425,000          A               3,687,766
  Series B, 6.1%, 8/15/05 ......................................................  3,510,000          A               3,819,196
  Series H, 7.2%, 8/1/01 .......................................................    255,000          A                 278,078

    The accompanying notes are an integral part of the financial statements.


                       15 - Scudder Managed Muncipal Bonds

                                                                                                    Credit
                                                                                   Principal       Rating(c)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
  Series H, 7.2%, 8/1/01 (d) ...................................................  2,005,000          AAA             2,180,297
  Prerefunded, Series 1989D, 7%, 8/1/02 (d) (e) ................................  1,445,000          AAA             1,534,157
  Prerefunded, Series 1989D, 7%, 8/1/02 (d) (e) ................................    125,000          AAA               132,713
  Prerefunded Balance, Series 1989D, 7%, 8/1/02 (d) (e) ........................    430,000          AAA               456,531
  Unrefunded Balance, Series 1989D, 7%, 8/1/02 .................................  1,125,000          A               1,186,560
  Unrefunded Balance, Series 1989D, 7%, 8/1/02 (d) .............................  1,705,000          AAA             1,807,198
  Unrefunded Balance, Series 1989D, 7%, 8/1/02 (d) .............................    515,000          AAA               545,869
  Unrefunded Balance, Series 1992-H, 7%, 2/1/05 ................................  1,195,000          A               1,311,740
New York State Dormitory Authority:
  College and University Pooled Capital Program, 7.8%,12/1/05 (d) ..............  3,710,000          AAA             3,891,679
  City University System, Consolidated Revenue:
   Series A, 5.75%, 7/1/06 .....................................................  4,000,000          BBB             4,279,960
   Series A, 5.75%, 7/1/06 (d) .................................................  3,000,000          AAA             3,295,800
   Series E, 5.75%, 7/1/06 .....................................................  5,255,000          BBB             5,622,797
   Series F, 5.375%, 7/1/07 ....................................................  2,000,000          BBB             2,088,460
  Montefiore Medical Center, 5.75%, 8/1/07 (d) .................................  5,015,000          AAA             5,487,814
New York State Medical Care Facilities, Finance Agency, Mount Sinai Hospital,
  Series 1983, 5.95%, 8/15/09 ..................................................  3,530,000          AAA             3,696,793
Port Authority of New York & New Jersey, Series 1996, 7%, 10/1/07 ..............  2,000,000          BBB             2,269,440

North Carolina
North Carolina Eastern Municipal Power Agency Series C, 7%, 1/1/07 .............  7,965,000          AA              9,133,147
North Carolina Municipal Power Agency, 5.25%, 1/1/09 ...........................  8,500,000          AAA             8,995,380
North Carolina Municipal Power Agency #1, Catawba Electric Refunding Revenue,
  7.25%, 1/1/07 ................................................................  6,500,000          A               7,637,240

Ohio
Ohio Water Development Authority, Pollution Control Revenue, Ohio Edison
  Company Project, Series 1989 A, 7.625%, 7/1/23 ...............................  4,890,000          BB              5,147,361

Pennsylvania
Philadelphia, PA, Hospital and Higher Education Facilities Authority, Temple
  University Hospital, Series A, 6.5%, 11/15/08 ................................  2,800,000          A               3,151,288

Rhode Island
Convention Center Authority Rhode Island Revenue, 5%, 5/15/20 (d) .............. 14,685,000          AAA            14,241,807
Rhode Island Housing and Mortgage Finance Corp., Home Ownership Opportunity
  Bond, Series 2, 7.5%, 10/1/21 ................................................    630,000          AA                643,854

Tennessee
Knox County, TN, Health, Education and Housing Facilities Board, Fort Sanders
  Alliance, 7.25%, 1/1/09 (d) ..................................................  3,250,000          AAA             4,009,200

    The accompanying notes are an integral part of the financial statements.


                       16 - Scudder Managed Muncipal Bonds

                                                                                                    Credit
                                                                                   Principal       Rating(c)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Texas
Austin, TX, Combined Utility Systems Revenue Refunding, Zero Coupon, Series
  1993A, 5/15/03 (d) ...........................................................  2,890,000          AAA             2,283,851
Dallas-Fort Worth, TX, International Airport, American Airlines Inc.,
  7.5%, 11/1/25 ................................................................ 14,250,000          BBB            15,551,453
Dallas-Fort Worth, TX, International Airport Revenue:
  Series A, 7.375%, 11/1/09 (d) ................................................  4,500,000          AAA             5,262,705
  Series A, 7.8%, 11/1/07 (d) ..................................................  2,390,000          AAA             2,873,497
Harris County, TX, 5.5%, 8/15/06 (d) (f) .......................................  3,070,000          AAA             3,254,047
Harris County, TX, Health Facilities Texas Medical Center Project, Series 1996,
  6.25%, 5/15/10 (d) ...........................................................  3,000,000          AAA             3,455,490
Harris County, TX, Toll and Sub Lien, Series A, Zero Coupon, 8/15/04 (d) .......  4,050,000          AAA             3,020,166
Houston, TX, Water Conveyance System Contract, Certificate of Participation,
  Series J, 6.125%, 12/15/05 (d) ...............................................  2,500,000          AAA             2,791,400
Houston, TX, Water and Sewer System Authority:
  Series C, Zero Coupon, 12/1/05 (d) ........................................... 15,000,000          AAA            10,497,150
  Series C, Zero Coupon, 12/1/07 (d) ...........................................  3,400,000          AAA             2,153,220
Lower Colorado River Authority, TX, Revenue Refunding, Zero Coupon, 1/1/03 (d) .  8,900,000          AAA             7,149,014
San Antonio, TX, Airport Systems Revenue Refunding, 7%, 7/1/02 (d) .............  1,695,000          AAA             1,892,179
San Antonio, TX, Electric and Gas, Revenue Refunding:
  Series A, Zero Coupon, 2/1/05 (d) ............................................  7,000,000          AAA             5,086,200
  Series B, Zero Coupon, 2/1/05 (d) ............................................  5,000,000          AAA             3,633,000
Texas Municipal Power Agency Revenue, Zero Coupon, 9/1/12 ......................  5,150,000          AAA             2,471,125

Utah
Intermountain Power Agency, UT, Power Supply Revenue, Series C, 5.25%, 7/1/14 ..  4,000,000          AA              4,102,400
Intermountain Power Supply Agency, UT, Series 1993, 5.55%, 7/1/11 ..............  3,000,000          A               3,120,990
Salt Lake City, UT, Hospital Revenue, Intermountain Health Care, Series 1992,
  Inversed Inflow, 7.1%, 2/15/12*** ............................................  1,500,000          AA              1,681,935
Utah Associated Municipal Power System, Hunter Project, Refunding Revenue, Zero
  Coupon, 7/1/03 (d) ...........................................................  5,700,000          AAA             4,479,345

Virginia
Chesapeake, VA Water and Sewer, Series 1995A, 5%, 12/1/25 ......................  5,000,000          AA              4,867,700
Virginia Beach, VA, Development Authority, Virginia Beach General Hospital
  Project, 5.125%, 2/15/18 (d) .................................................  3,000,000          AAA             3,023,880

Washington
Washington Health Care Facilities Authority:
  Empire Health Services-Spokane, 5.8%, 11/1/08 (d) ............................  4,865,000          AAA             5,372,809

    The accompanying notes are an integral part of the financial statements.


                       17 - Scudder Managed Muncipal Bonds

                                                                                                    Credit
                                                                                   Principal       Rating(c)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
  Franciscan Health System -- St. Joseph's Hospital:
   5.4%, 1/1/07 (d) ............................................................  2,000,000          AAA             2,125,920
   5.4%, 1/1/08 (d) ............................................................  2,645,000          AAA             2,824,014
  Sisters of St. Joseph of Peace, 5.3%, 3/1/09 (d) .............................  4,315,000          AAA             4,556,856
Washington Public Power Supply System:
  Nuclear Project #1, Refunding Revenue:
   Series 1990B, 7.25%, 7/1/09 (d) ............................................. 12,350,000          AAA            15,018,712
   Series 1993B, 5.5%, 7/1/06 (d) ..............................................  4,915,000          AAA             5,255,413
   Series A, 7.15%, 7/1/02 (d) .................................................  2,550,000          AAA             2,716,209
   Series A, Zero Coupon, 7/1/07 (d) ...........................................  8,570,000          AAA             5,481,458
  Nuclear Project #2, Refunding Revenue:
   Series 1993B, 5.5%, 7/1/06 (d) ..............................................  4,000,000          AAA             4,277,040
   Series A, 6%, 7/1/07 (d) ....................................................  7,000,000          AA              7,767,340
   Series A, 7.25%, 7/1/06 .....................................................  7,000,000          AAA             8,270,220
  Nuclear Project #3, Refunding Revenue:
   5.65%, 7/1/08 (d) ...........................................................  3,000,000          AAA             3,257,400
   Series A, Zero Coupon, 7/1/06 (d) ...........................................  1,380,000          AAA               929,016
   Series B, Zero Coupon, 7/1/02 (d) ........................................... 11,925,000          AAA             9,791,021
   Series B, 7.375%, 7/1/04 ....................................................    750,000          AA                817,418
   Series B, Zero Coupon, 7/1/06 ...............................................  5,555,000          AAA             3,739,626
   Series B, Prerefunded, 7.25%, 7/1/15 (e) ....................................  5,000,000          AAA             5,400,750
   Series C, 5%, 7/1/06 (d) ....................................................  7,000,000          AAA             7,239,960

Wisconsin
Green Bay, WI, Industrial Development Revenue, Weyerhaeuser Company Project,
  Series A, 9%, 9/1/06 .........................................................  1,700,000          NR              1,712,325
Wisconsin Health and Educational Facilities Authority, Hospital Sisters
  Services Inc., Obligated Group, 5.375%, 6/1/13 (d) ...........................  1,500,000          AAA             1,527,000

Wyoming
Wyoming Community Development Authority, Single Family Mortgage, Series A,
  5.85%, 6/1/13 ................................................................  3,000,000          AA              3,096,240
------------------------------------------------------------------------------------------------------------------------------
Total Long-Term Municipal Investments (Cost $643,469,514)                                                          717,941,192
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $649,269,514) (a)                                                       723,741,192
------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                       18 - Scudder Managed Muncipal Bonds

--------------------------------------------------------------------------------
(a) The cost for federal income tax purposes was $649,269,514. At December 31, 1997, gross and net unrealized appreciation for all securities based on tax cost was $74,471,678.

(b) At December 31, 1997 this security, in part, has been pledged to cover initial margin requirements for open futures contracts.

      At December 31, 1997, open futures contracts sold short were as follows (Note A):

                                                 Aggregate
      Futures         Expiration   Contracts   Face Value ($)   Market Value ($)
      -------         ----------   ---------   --------------   ----------------
      20 Year U.S.
      Treasury Bonds  March, 1998      100        11,918,050       12,046,875
                                                  ----------       ----------

      Total net unrealized depreciation on open futures contracts
      sold short ...............................................     (128,825)
                                                                     ========

(c) All of the securities held have been determined by the Adviser to be of the appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are assigned by either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Securities rated by Scudder (SS&C) and unrated securities (NR) have been determined to be of comparable quality to rated securities.

(d) Bond is insured by one of these companies: AMBAC, BIG, Capital Guaranty, FGIC, FSA or MBIA.

(e) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issue and to retire the bonds in full at the earliest refunding date.

(f) When-issued or forward delivery securities (See Note A in Notes to Financial Statements).

(g) At December 31, 1997, these securities, in part or in whole, have been segregated to cover when-issued or forward delivery securities.

* Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

*** Inverse floating rate notes are instruments whose yields have an inverse relationship to benchmark interest rates. These securities are shown at their rates as of December 31, 1997.

    The accompanying notes are an integral part of the financial statements.


                       19 - Scudder Managed Muncipal Bonds

                              Financial Statements

                       Statement of Assets and Liabilities
                             as of December 31, 1997

Assets
------------------------------------------------------------------------------------------------------------------------------
                Investments, at market (identified cost $649,269,514) ................         $ 723,741,192
                Cash .................................................................                39,334
                Receivable for investments sold ......................................               345,000
                Interest receivable ..................................................            11,464,788
                Receivable for Fund shares sold ......................................               108,411
                Other assets .........................................................                20,952
                                                                                              ----------------
                Total assets .........................................................           735,719,677
Liabilities
------------------------------------------------------------------------------------------------------------------------------
                Dividends payable ....................................................             1,502,761
                Payable for when-issued or forward delivery securities ...............             5,070,000
                Payable for Fund shares redeemed .....................................               244,187
                Payable for daily variation margin on open futures contracts .........                59,375
                Accrued management fee ...............................................               309,982
                Other payables and accrued expenses ..................................               225,367
                                                                                              ----------------
                Total liabilities ....................................................             7,411,672
               -----------------------------------------------------------------------------------------------
                Net assets, at market value ..........................................         $ 728,308,005
               -----------------------------------------------------------------------------------------------
Net Assets
------------------------------------------------------------------------------------------------------------------------------
                Net assets consist of:
                Net unrealized appreciation (depreciation) on:
                   Investments .......................................................            74,471,678
                   Futures ...........................................................              (128,825)
                Accumulated net realized loss ........................................            (5,542,536)
                Paid-in capital ......................................................           659,507,688
               -----------------------------------------------------------------------------------------------
                Net assets, at market value ..........................................         $ 728,308,005
               -----------------------------------------------------------------------------------------------
Net Asset Value
------------------------------------------------------------------------------------------------------------------------------
                Net Asset Value, offering and redemption price per share
                   ($728,308,005 / 79,790,697 outstanding shares of
                    beneficial interest, $.01 par value, unlimited number of                  ----------------
                    shares authorized) ...............................................                 $9.13
                                                                                              ----------------

    The accompanying notes are an integral part of the financial statements.


                       20 - Scudder Managed Muncipal Bonds

                             Statement of Operations
                          year ended December 31, 1997

Investment Income
------------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Interest ............................................................      $  41,611,211
                                                                                           -----------------
                 Expenses:
                 Management fee ......................................................          3,705,253
                 Services to shareholders ............................................            501,949
                 Custodian and accounting fees .......................................            217,024
                 Trustees' fees and expenses .........................................             44,067
                 Reports to shareholders .............................................             62,142
                 Auditing ............................................................             49,693
                 Registration fees ...................................................             32,094
                 Legal ...............................................................             13,374
                 Other ...............................................................             23,041
                                                                                           -----------------
                                                                                                4,648,637
                --------------------------------------------------------------------------------------------
                 Net investment income                                                         36,962,574
                --------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments .........................................................          5,118,456
                 Futures .............................................................           (671,525)
                                                                                           -----------------
                                                                                                4,446,931
                                                                                           -----------------
                 Net unrealized appreciation (depreciation) during the period on:
                 Investments .........................................................         22,824,389
                 Futures .............................................................           (265,325)
                                                                                           -----------------
                                                                                               22,559,064
                --------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                    27,005,995
                --------------------------------------------------------------------------------------------
                --------------------------------------------------------------------------------------------
                 Net increase in net assets resulting from operations                       $  63,968,569
                --------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                       21 - Scudder Managed Muncipal Bonds

                       Statements of Changes in Net Assets

                                                                                   Years Ended December 31,
Increase (Decrease) in Net Assets                                                   1997             1996
-------------------------------------------------------------------------------------------------------------------------------
               Operations:
               Net investment income .......................................   $  36,962,574    $  38,878,965
               Net realized gain from investment transactions ..............       4,446,931        2,984,085
               Net unrealized appreciation (depreciation) on investment
                  transactions during the period ...........................      22,559,064      (12,448,000)
                                                                              ---------------  ----------------
               Net increase in net assets resulting from operations ........      63,968,569       29,415,050
                                                                              ---------------  ----------------
               Distributions to shareholders from:
               Net investment income .......................................     (36,962,574)     (38,878,965)
                                                                              ---------------  ----------------
               Net realized gains ..........................................      (3,989,109)               --
                                                                              ---------------  ----------------
               Fund share transactions:
               Proceeds from shares sold ...................................      65,569,325       59,805,253
               Net asset value of shares issued to shareholders in
                  reinvestment of distributions ............................      21,815,625       19,595,317

               Cost of shares redeemed .....................................    (119,516,692)    (107,450,318)
                                                                              ---------------  ----------------
               Net decrease in net assets from Fund share transactions .....     (32,131,742)     (28,049,748)
                                                                              ---------------  ----------------
               Increase (decrease) in net assets ...........................      (9,114,856)     (37,513,663)
               Net assets at beginning of period ...........................     737,422,861      774,936,524
                                                                              ---------------  ----------------
               Net assets at end of period .................................   $ 728,308,005    $ 737,422,861
                                                                              ---------------  ----------------
Other Information
-------------------------------------------------------------------------------------------------------------------------------
               Increase (decrease) in Fund shares
               Shares outstanding at beginning of period ...................      83,437,562       86,659,129
                                                                              ---------------  ----------------
               Shares sold .................................................       7,354,111        6,821,954
               Shares issued to shareholders in reinvestment of
                  distributions ............................................       2,441,767        2,240,147
               Shares redeemed .............................................     (13,442,743)     (12,283,668)
                                                                              ---------------  ----------------
               Net decrease in Fund shares .................................      (3,646,865)      (3,221,567)
                                                                              ---------------  ----------------
               Shares outstanding at end of period .........................      79,790,697       83,437,562
                                                                              ---------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                       22 - Scudder Managed Muncipal Bonds

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                        Years Ended December 31,

                           1997     1996     1995     1994     1993     1992     1991     1990     1989     1988
----------------------------------------------------------------------------------------------------------------
Net asset value,
   beginning of          ---------------------------------------------------------------------------------------
   period .............   $8.84    $8.94    $8.07    $9.09    $8.72    $8.80    $8.45    $8.54    $8.60    $8.24
Income from investment   ---------------------------------------------------------------------------------------
   operations:
Net investment income..     .46      .45      .48      .46      .47      .51      .53      .55      .59      .60
Net realized and
   unrealized gain
   (loss) on investment
   transactions .......     .34     (.10)     .87    (1.00)     .66      .25      .47       --      .33      .38
Total from investment    ---------------------------------------------------------------------------------------
   operations .........     .80      .35     1.35     (.54)    1.13      .76     1.00      .55      .92      .98
                         ---------------------------------------------------------------------------------------
Less distributions:
From net investment
   income .............    (.46)    (.45)    (.48)    (.46)    (.47)    (.51)    (.53)    (.55)    (.59)    (.60)
From net realized gains
   on investment
   transactions .......    (.05)      --       --       --     (.29)    (.33)    (.12)    (.09)    (.39)    (.02)
In excess of net
   realized gains .....      --       --       --     (.02)      --       --       --       --       --       --
                         ---------------------------------------------------------------------------------------
Total distributions ...    (.51)    (.45)    (.48)    (.48)    (.76)    (.84)    (.65)    (.64)    (.98)    (.62)
                         ---------------------------------------------------------------------------------------
Net asset value, end of  ---------------------------------------------------------------------------------------
   period .............   $9.13    $8.84    $8.94    $8.07    $9.09    $8.72    $8.80    $8.45    $8.54    $8.60
----------------------------------------------------------------------------------------------------------------
Total Return (%) ......    9.29     4.15    17.12    (6.04)   13.32     8.98    12.23     6.77    11.19    12.27
Ratios and Supplemental
   Data
Net assets, end of
   period
   ($ millions) .......     728      737      775      709      910      830      796      719      691      635
Ratio of operating
   expenses to average
   net assets (%) .....     .64      .63      .63      .63      .63      .63      .64      .61      .62      .61
Ratio of net investment
   income to average
   net assets (%) .....    5.12     5.20     5.59     5.41     5.21     5.76     6.16     6.61     6.78     7.13
Portfolio turnover
   rate (%) ...........     9.8     12.2     17.8     33.7     52.8     59.6     32.4     72.1     89.8     75.5


                       23 - Scudder Managed Muncipal Bonds

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Managed Municipal Bonds (the "Fund") is organized as a diversified series of Scudder Municipal Trust, a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities other than money market securities are valued by pricing agents approved by the Officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

When-issued and Forward Delivery Securities. The Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later time. At the time the Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price. The Fund will establish a segregated account in which it will maintain cash and liquid debt securities equal in value to commitments for when-issued or forward delivery securities.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the year ended December 31, 1997, the Fund purchased interest rate futures to manage the duration of the portfolio and sold interest rate futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities hedged. When utilizing futures contracts to hedge the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.


                       24 - Scudder Managed Muncipal Bonds

Amortization and Accretion. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

In addition, from November 1, 1997 through December 31, 1997, the Fund incurred approximately $151,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending December 31, 1998.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Distributions of net realized capital gains to shareholders are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to investments in futures contracts. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment transactions are accounted for on a trade date basis. Interest income is accrued pro rata to the earlier of call or maturity.

                      B. Purchases and Sales of Securities

During the year ended December 31, 1997, purchases and sales of municipal securities (excluding short-term investments) aggregated $69,286,017 and $111,461,080, respectively.

The aggregate face value of futures contracts opened and closed during the year ended December 31, 1997 was $45,409,700 and $44,890,650, respectively.

                               C. Related Parties

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new


                       25 - Scudder Managed Muncipal Bonds

Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Trustees and by the Fund's Shareholders. The Management Agreement, which is effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

Under the Management Agreement with Scudder Kemper, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.55% on the first $200,000,000 of average daily net assets, 0.50% on the next $500,000,000 of such net assets and 0.475% on such net assets in excess of $700,000,000, computed and accrued daily and payable monthly. For the year ended December 31, 1997, the fee pursuant to these agreements amounted to $3,705,253, which was equivalent to an annual effective rate of 0.51% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. During the year ended December 31, 1997, the amount charged to the Fund by SSC aggregated $329,430, of which $26,971 is unpaid at December 31, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended December 31, 1997, the amount charged to the Fund by SFAC aggregated $96,839, of which $8,012 is unpaid at December 31, 1997.

The Fund pays each Trustee not affiliated with the Adviser an annual retainer, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the year ended December 31, 1997, Trustees' fees and expenses aggregated $44,067.


                       26 - Scudder Managed Muncipal Bonds

                        Report of Independent Accountants

To the Trustees of Scudder Municipal Trust and the Shareholders of Scudder Managed Municipal Bonds:

We have audited the accompanying statement of assets and liabilities of Scudder Managed Municipal Bonds, including the investment portfolio, as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Managed Municipal Bonds as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles.


Boston, Massachusetts                                   COOPERS & LYBRAND L.L.P.
February 19, 1998


                       27 - Scudder Managed Muncipal Bonds

                                 Tax Information

The Fund paid distributions of $0.045 per share from long-term capital gains during its year ended December 31, 1997, of which 40.40% represents 20% rate gains. Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $3,882,533 as a long-term capital gain dividend for the fiscal year ended December 31, 1997, of which 50.71% represents 20% rate gains.

Of the dividends paid from net investment income for the year ended December 31, 1997, 100% are tax exempt for regular federal income tax purposes, and 2.95% should be treated as an item of preference for purposes of the federal alternative minimum tax, if applicable.


                       28 - Scudder Managed Muncipal Bonds

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder Managed Municipal Bonds (the "Fund") was held on October 24, 1997, at the offices of Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.), Two International Place, Boston, Massachusetts 02110. At the Meeting, as adjourned and reconvened, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below). With regard to certain proposals, it was recommended that the Meeting be reconvened in order to provide shareholders with an additional opportunity to return their proxies. The date of the reconvened meeting at which the matters were decided is noted after the proposed matter.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.

                                Number of Votes:
                                ----------------

         For            Against           Abstain        Broker Non-Votes*
         ---            -------           -------        -----------------

      54,730,640       1,695,132         1,640,822                      0

2.    To elect Trustees.



                                                    Number of Votes:
                                                    ----------------

               Trustee                       For                      Withheld
               -------                       ---                      --------

 Henry P. Becton, Jr.                     56,421,157                 1,645,438

 Dawn-Marie Driscoll                      56,383,088                 1,683,507

 Peter B. Freeman                         56,409,396                 1,657,199

 George M. Lovejoy, Jr.                   56,333,986                 1,732,609

 Dr. Wesley W. Marple, Jr.                56,379,949                 1,686,646

 Daniel Pierce                            56,428,849                 1,637,746

 Kathryn L. Quirk                         56,413,021                 1,653,574

 Jean C. Tempel                           56,377,041                 1,689,554


3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise.

                                Number of Votes:
                                ----------------

         For            Against           Abstain        Broker Non-Votes*
         ---            -------           -------        -----------------

      50,498,522       3,817,299         2,522,412           1,228,362


                      29 - Scudder Managed Municipal Bonds

4. To approve certain amendments to the Declaration of Trust. Sufficient proxies had not been received by December 2, 1997 to approve the amendments to the Declaration of Trust. Management has determined not to continue to seek shareholder approval for this item.

                                Number of Votes:
                                ----------------

         For             Against          Abstain        Broker Non-Votes*
         ---             -------          -------        -----------------

      51,804,282        3,452,462        2,438,307            941,232

5. To approve the revision of certain fundamental investment policies.


                                                                            Number of Votes:
                                                                            ----------------
                                                                                                            Broker
               Fundamental Policies                      For            Against           Abstain         Non-Votes*
               --------------------                      ---            -------           -------         ----------


       5.1   Diversification                         50,444,914        3,352,347         3,040,971        1,228,362

       5.2   Borrowing                               50,080,079        3,717,183         3,040,971        1,228,362

       5.3   Senior securities                       50,407,684        3,389,578         3,040,971        1,228,362

       5.4   Concentration                           50,395,513        3,400,433         3,042,287        1,228,362

       5.5   Loans                                   50,438,453        3,359,314         3,040,465        1,228,362

       5.6   Underwriting of securities              50,465,960        3,331,301         3,040,971        1,228,362

       5.7   Investment in real estate               50,343,894        3,454,371         3,039,967        1,228,362

       5.8   Purchases of physical commodities       50,334,347        3,463,329         3,040,558        1,228,362

       5.9   Investment in California municipal          N/A              N/A               N/A              N/A
             securities

       5.10  Investment in municipal securities      50,475,025        3,324,160         3,039,048        1,228,362

       5.11  Investment in Massachusetts                 N/A              N/A               N/A              N/A
             municipal securities

       5.12  Investment in New York municipal            N/A              N/A               N/A              N/A
             securities

       5.13  Investment in Ohio municipal                N/A              N/A               N/A              N/A
             securities

       5.14  Investment in Pennsylvania                  N/A              N/A               N/A              N/A
             municipal securities


                      30 - Scudder Managed Municipal Bonds

                                                                                                            Broker
               Fundamental Policies                      For            Against           Abstain         Non-Votes*
               --------------------                      ---            -------           -------         ----------

       5.15  Investment in short-term municipal          N/A              N/A               N/A              N/A
             securities

       5.16  Elimination of tax diversification          N/A              N/A               N/A              N/A

       5.17  Purchases of voting securities              N/A              N/A               N/A              N/A

       5.18  Affiliated transactions                     N/A              N/A               N/A              N/A

       5.19  Disclosed practices                     50,431,460        3,364,446         3,042,327        1,228,362

6. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.


                                Number of Votes:
                                ----------------

             For                      Against                    Abstain
             ---                      -------                    -------

          56,123,317                  575,869                   1,367,409

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                      31 - Scudder Managed Municipal Bonds

                              Officers and Trustees


Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; Executive Fellow, Center
for Business Ethics; President,
Driscoll Associates

Peter B. Freeman
Trustee; Corporate Director and
Trustee

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University, College of Business
Administration

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Jean C. Tempel
Trustee; Managing Partner,
Technology Equity Partners

Donald C. Carleton*
Vice President

Philip G. Condon*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Thomas F. McDonough*
Vice President, Secretary and
Treasurer

John R. Hebble*
Assistant Treasurer

Caroline Pearson*
Assistant Secretary


                       *Scudder Kemper Investments, Inc.


                      32 - Scudder Managed Muncipal Bonds

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                       33 - Scudder Managed Muncipal Bonds

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                       34 - Scudder Managed Muncipal Bonds


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                       35 - Scudder Managed Muncipal Bonds

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the U.S.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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